UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

Lifeward Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Donald Lynch Blvd. Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +508.251.1154

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:	Trading symbol	Name of each exchange on which registered
Ordinary Shares, par value NIS 1.75	LFWD	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Lifeward Ltd. is filing this Amendment No. 1 to its Current Report on Form 8-K (the “Amendment”) originally filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2025 (the “Original Filing”), solely to replace each of Exhibit 4.1 and Exhibit 4.2 of the Original Filing with Exhibit 4.1 and Exhibit 4.2 attached to this Amendment. During the Edgarization process, the incorrect Exhibit 4.1 and Exhibit 4.2 were inadvertently filed.

This Amendment contains only the Cover Page to this Form 8-K/A, this Explanatory Note, Item 9.01, the Signature Page, the replacement Exhibit 4.1 and the replacement Exhibit 4.2. This Amendment does not amend or change any of the information previously disclosed in the Original Filing. Interested parties should refer to the Original 8-K for Items 1.01, 3.02, and 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1*	Form of Ordinary Warrant.
4.2*	Form of Placement Agent Warrant.
5.1	Opinion of Goldfarb Seligman & Co. (previously filed as Exhibit 5.1 to Lifeward Ltd.’s Current Report on Form 8-K filed with the SEC on January 8, 2025).
10.1	Form of Securities Purchase Agreement (previously filed as Exhibit 10.1 to Lifeward Ltd.’s Current Report on Form 8-K filed with the SEC on January 8, 2025).
23.1	Consent of Goldfarb Seligman & Co. (contained in Exhibit 5.1) (previously filed as Exhibit 23.1 to Lifeward Ltd.’s Current Report on Form 8-K filed with the SEC on January 8, 2025).
99.1	Press release dated January 7, 2025 (previously filed as Exhibit 99.1 to Lifeward Ltd.’s Current Report on Form 8-K filed with the SEC on January 8, 2025).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifeward Ltd.

Dated: January 8, 2025	By:	/s/ Mike Lawless
	Name:	Mike Lawless
	Title:	Chief Financial Officer